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                                                                    EXHIBIT 10.3



                       ORANGE AND ROCKLAND UTILITIES, INC.

                 ELIGIBLE EMPLOYEES' COMPENSATION DEFERRAL PLAN



                As Amended and Restated Effective January 1, 1998
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                       ORANGE AND ROCKLAND UTILITIES, INC.
                 ELIGIBLE EMPLOYEES' COMPENSATION DEFERRAL PLAN


1.                ELIGIBILITY

                  Each Officer of Orange and Rockland Utilities, Inc. (the "COMPANY"), or an affiliated entity which has been designated as a participating entity by the Company's Board of Directors (a "DESIGNATED AFFILIATE"), is eligible to participate in the Orange and Rockland Utilities, Inc. Eligible Employees' Compensation Deferral Plan (formerly the Orange and Rockland Utilities, Inc. Salary Deferral Plan for Officers) (the "PLAN"). In addition, each non-Officer employee of the Company or a Designated Affiliate who is in salary grade 14 or above and who is designated for participation by the Company's Vice President of Human Resources shall be eligible to participate in the Plan. Any individual who is eligible to participate hereunder shall be referred to as an "ELIGIBLE EMPLOYEE".

2.                PARTICIPATION

                  (a) Prior to December 1, 1997, or December 1 of any later calendar year, each Eligible Employee may elect to participate in the Plan by directing that all or any part of the base salary otherwise payable for services as an employee of the Company or a Designated Affiliate during the following calendar year and subsequent calendar years shall be credited to a deferred compensation account (the "PARTICIPANT'S ACCOUNT"), subject to the terms of the Plan. For purposes of this Section 2, base salary does not include any severance payments after termination of employment. Prior to December 1, 1997, or December 1 of any later calendar year, each Eligible Employee may also elect to participate in the Plan by directing that all or any part of the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan ("ATIP") award otherwise payable in the following calendar year and subsequent calendar years be credited to the
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Participant's Account, subject to the terms of the Plan. An Eligible Employee who wishes to participate in the Plan may elect the deferral of base salary, the deferral of ATIP awards, or the deferral of both.

                  Any person who shall become an Eligible Employee during any calendar year and who was not an Eligible Employee prior to the beginning of such calendar year may elect to begin deferring all or any part of his or her base salary and ATIP awards effective as of the first day of the following calendar year, provided such deferral election is made in accordance with paragraph 2(b) below before December 1 of the year in which such person becomes an Eligible Employee. Notwithstanding the foregoing, any person who shall become an Eligible Employee during December of any calendar year and who was not an Eligible Employee prior to the beginning of such calendar year may elect to defer payment of all or any part of his or her base salary and ATIP awards effective as of the first day of the following calendar year, provided that a deferral election is made in accordance with paragraph 2(b) below by December 31 of the year in which he or she becomes an Eligible Employee.

                  Notwithstanding the foregoing, (i) no election to defer base salary or ATIP awards shall be permitted if the combined annual amount that is deferred is less than $3,500; and (ii) no deferral election shall be effective to reduce the amount payable to an Eligible Employee below the amount that the Company is required to withhold from such Eligible Employee's base salary or ATIP award (whichever is applicable) for purposes of federal, state, and local (if any) income tax and employment tax (including Federal Insurance Contributions Act (FICA) tax) withholding.

                  (b) An Eligible Employee shall become a participant (a "PARTICIPANT") in the Plan by filing a written deferral election and other necessary documents and agreements with the Orange and Rockland Utilities, Inc. Retirement Committee (the "COMMITTEE")


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or its designee within the time specified in paragraph 2(a). An election related to base salary otherwise payable with respect to services as an employee in a calendar year shall become irrevocable as of the last day of the calendar year preceding such calendar year. An election related to ATIP awards otherwise payable in a calendar year shall also become irrevocable as of the last day of the calendar year preceding such calendar year.

                  An election to defer base salary shall continue in effect until a Participant ceases to be an Eligible Employee or until the Participant terminates or modifies such election by written notice filed with the Committee or its designee. Any notice of termination or modification with respect to the deferral of base salary that is received before December 1 of a calendar year shall be effective with respect to base salary payable for services in subsequent calendar years. An election to defer ATIP awards shall continue in effect until a Participant ceases to be an Eligible Employee or until the Participant terminates or modifies such election by written notice filed with the Committee or its designee. Any notice of termination or modification with respect to the deferral of ATIP awards that is received before December 1 of a calendar year shall be effective with respect to ATIP awards payable in subsequent calendar years. Amounts credited to a Participant's Account prior to the effective date of the termination or modification shall not be affected by such termination or modification and shall be distributed only in accordance with the terms of the Plan.

                  (c) A Participant who has filed a termination of election to defer with respect to base salary and/or ATIP awards may thereafter file another written deferral election with the Committee or its designee. Any such deferral election that is received before December 1 of a calendar year shall be effective as of the first day of the following calendar year.


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3.                THE PARTICIPANT'S ACCOUNT

                  (a) All amounts deferred hereunder with respect to periods on and after January 1, 1998 shall be credited to the Participant's Account as of the last business day of the month in which such amounts would otherwise have been paid and shall be credited with a rate of return as provided in paragraphs 3(b) and 3(c). Each Participant's Account shall consist of up to two subaccounts: (i) an "INTEREST ACCOUNT", which shall consist of deferred amounts for periods prior to January 1, 1998 which were not transferred to the Investment Account at the Participant's election in accordance with paragraph 3(b), and (ii) an "INVESTMENT ACCOUNT", which shall consist of deferred amounts for periods on and after January 1, 1998, and amounts transferred from the Interest Account at the Participant's election in accordance with paragraph 3(b). These subaccounts may be further divided into additional subaccounts.

                  The establishment and maintenance of, or credits to, the Participant's Account and any subaccounts shall not vest in the Participant or the Participant's Beneficiary any right, title, or interest in and to any specific assets of the Company.

                  (b) Interest shall be credited on amounts in the Interest Account, commencing on the date the deferred amounts would otherwise have been paid, as follows: (i) for deferrals of one year or longer, at a rate per annum for each calendar quarter that is a rate equivalent to the Company's latest allowable rate of return in effect from time to time as set by the Department of Public Service of the State of New York (the "NEW RATE"); amounts so determined shall be compounded at the end of each calendar quarter and credited to the Interest Account; provided, however, that, with respect to any final distribution from an Interest Account that is not valued as of the close of a calendar quarter, interest shall be credited to the Interest Account as of the date of valuation for distribution, based on the daily balances of the Interest Account for such period; and (ii) for deferrals of less


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than one year, at a simple annual interest rate equal to the lesser of the Prime
Rate (the base rate on corporate loans at large money center commercial banks as reported in The Wall Street Journal) for the first business day of the calendar year of the year of deferral or the New Rate as of the first business day of the calendar year of the year of deferral. Amounts credited to the Interest Account shall continue to be credited with interest until valued for purposes of distribution or transfer in accordance with the terms of this Plan.

                  Notwithstanding the foregoing, each Participant with an Interest Account will be given a one-time opportunity to elect prior to December 1, 1997 to have the entire balance of his or her Interest Account, valued as of December 31, 1997, transferred to his or her Investment Account as of January 1, 1998. Any balances so transferred will be credited with a rate of return under paragraph 3(c) on and after January 1, 1998.

                  (c)(1) As of the last business day of a month in which a deferred payment for periods on or after January 1, 1998 would otherwise have been paid to a Participant, the deferral shall be credited to the Participant's Investment Account. Such amount shall be credited with a deemed rate of return, in accordance with the remainder of this paragraph 3(c), from that date until the appropriate valuation date for distribution.

                         (2) A Participant shall be given the opportunity to
specify the investment funds (the "INVESTMENT FUNDS") in which his or her Investment Account shall be deemed to be invested. The Investment Funds shall be selected by the Committee, and such Investment Funds may be changed from time to time in the Committee's discretion.

                         (3) Each Participant shall specify in the manner
designated by the Committee or its designee, in whole numbers, the percentage of his or her deferrals which shall be deemed to be invested in one or more of the available Investment Funds,


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which percentage for each Investment Fund selected must be at least 10%. Such investment election shall remain in effect until changed in accordance with paragraph 3(c)(5) below. If a Participant fails to select any Investment Funds, he or she shall be deemed to have failed to make a valid deferral election with respect to any amounts which were to have been credited to the Investment Account.

                         (4) As of the last business day of each calendar month,
the Participant's Investment Account shall be credited with earnings or losses based upon the rates of return of the Investment Funds in which such Investment Account is deemed to be invested.

                         (5) A Participant may elect to change, as of the last
business day of a calendar quarter, his or her Investment Fund election with respect to subsequent deferrals; provided, however that the deemed investment percentage with respect to each Investment Fund selected must be a whole number equal to at least 10% of the amount to be deferred. Such change shall be made by giving advance notice in the manner established by the Committee, and shall be effective for any deferrals thereafter credited to the Investment Account, until another change is made in accordance with this paragraph 3(c)(5).

                         (6) A Participant may elect to reallocate the
then-current balance of the Investment Account among the then-available Investment Funds, subject to any limitations imposed by the Committee, as of the last business day of any calendar quarter. Such reallocation must be in whole percentages, and the amount allocated to any one Investment Fund selected must be at least 10% of the funds in the Participant's Investment Account as of the last business day of the calendar quarter. A Participant shall make such an election by giving notice in the manner established by the Committee or its designee.


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                         (7) The election among the available Investment Funds
shall be the sole responsibility of each Participant. The Company, the Committee, and their delegates are not authorized to make any recommendations to any Participant with respect to such election. Each Participant assumes all risk in connection with any election of Investment Funds and the adjustment to the value of his or her Investment Account as the result of changes to the value of such Investment Funds. Neither the Company nor the Committee in any way guarantees against loss with respect to an Investment Account.

                         (8) All payments from the Investment Account shall be
recorded as having been made proportionately from each available Investment Fund in which the Investment Account is deemed to be invested at the time of payment.

                  (d) The Participant's Account shall be 100% vested at all times.

4.                DISTRIBUTION FROM THE PARTICIPANT'S ACCOUNT
                  AFTER TERMINATION OR DEATH

                  (a) At the time of his or her election to become a Participant in the Plan under paragraph 2(b), an Eligible Employee shall also make a written election with respect to the distribution of amounts credited to the Participant's Account (an "INITIAL ELECTION"). Such Participant's Account shall be distributed in one lump-sum payment or in some other number of ratable annual installments (not exceeding 10); provided, however, that installments will only be available if, as of the valuation date for the initial distribution, the total of the Participant's Account hereunder and any accounts maintained for the Participant under the Orange and Rockland Utilities, Inc. Long-Term Performance Share Unit Plan is greater than $25,000.

                  The first installment (or the single lump-sum payment if the Participant has so elected) of amounts in the Participant's Account shall be paid as soon as practicable after


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(i) the first business day of the calendar year immediately following the year in which the Participant ceases to be an employee of the Company, or (ii) the first business day of such other calendar year as the Participant shall have elected. Subsequent installments of amounts in the Participant's Account shall be paid as soon as practicable after the first business day of each succeeding calendar year until the entire amount credited to the Participant's Account shall have been paid. Amounts to be paid in a calendar year shall be based upon the value of the Participant's Account as of the last business day of the preceding calendar year.

                  The "ratable" amount distributable in any given installment shall equal the sum of the balances of the Interest Account and the Investment Account, divided by the number of installments (including the given installment) remaining to be distributed. Installments shall initially be paid from the Interest Account. When the Interest Account has a zero balance, the remaining payments shall be made from the Investment Account.

                  Notwithstanding the provisions of this paragraph 4(a), a Participant may make such other election as shall be approved by the Committee.

                  (b) A Participant may, while an Eligible Employee, at any time modify any Initial Election or prior modification of an election with respect to the distribution of amounts credited or to be credited to the Participant's Account. The Participant's modification may relate to distributions of amounts to be credited with respect to calendar years that commence on and after the effective date of such modification, and/or to distributions of amounts credited with respect to calendar years that commenced prior to the effective date of such modification ("PRIOR SERVICE AMOUNTS", which includes any interest and earnings); provided, however, that any modification with respect to Prior Service Amounts may only provide for the further deferral of such Prior Service Amounts. In the event that a


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Participant has made more than one modification of his or her distribution election with respect to specific amounts credited or to be credited to his or her Participant's Account, the most recent such modification shall control the distribution of such amounts. Any modification of a distribution election made prior to December 1 of a calendar year shall become effective as of such December 1 with respect to Prior Service Amounts and as of the first day of the following calendar year with respect to deferrals on and after such date.

                  (c) If a Participant should die before payment in full of all amounts credited to the Participant's Account, the balance of the Participant's Account shall be paid to the Beneficiary in accordance with the distribution election of the Participant pursuant to paragraph 2(a) or such other election that the Participant shall have made pursuant to Section 6. Notwithstanding the foregoing, a Beneficiary who is receiving installment payments may file a written election with the Committee to have the remaining balance in the Participant's Account (or such lesser portion that is to be paid in the form of installments) distributed in the form of a cash lump sum payment, subject to a 10% penalty. Amounts shall be distributed as soon as possible after the end of the month in which the Beneficiary's written lump sum election is received, and the Participant's Account shall be valued for this purpose as of the last business day of the month which precedes the month of distribution.

                  (d) The Company shall deduct from the distributions to be made from a Participant's Account any federal, state, or local withholding or other taxes or charges which the Company is from time to time required to deduct under applicable law.

5.                IN-SERVICE WITHDRAWALS

                  (a) Notwithstanding the provisions of paragraph 2(b) or the terms of an election made pursuant to paragraph 4(a), the Board of Directors in its sole discretion may, without penalty,


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accelerate payment of all or any portion of amounts credited to the
Participant's Account (i) to the extent necessary to meet a serious financial hardship resulting from an event or events beyond the control of the Participant, or (ii) in the event of a final determination that the Participant must include all or any portion of such amounts in gross income for federal income tax purposes even though such amounts have not been distributed from the Participant's Account. A Participant who wishes to receive a withdrawal under this paragraph 5(a) shall file a written request for withdrawal with the Retirement Committee.

                  (b) At any time prior to his or her termination of employment from the Company and all Affiliates, a Participant may elect to withdraw all or any portion of the amount credited to his or her Participant's Account, subject to a 10% withdrawal penalty. The Participant may make such an election by filing a written notice with the Committee or its designee on a form provided by the Committee or its designee, and the amount withdrawn shall be paid to the Participant in a cash lump sum payment. Upon the payment of such withdrawal, (a) an amount equal to one-tenth of the amount withdrawn shall be forfeited, (b) the Participant shall cease to participate in the Plan for the remainder of the calendar year in which the withdrawal occurs and shall be ineligible to participate during the calendar year immediately following the calendar year in which the withdrawal occurs, and (c) any deferral elections made by the Participant for such periods shall be terminated.

                  (c) In-service withdrawals shall be made as soon as practicable following the end of the month in which the Participant's notice of withdrawal is received by the Committee (or, if later, the end of the month in which any necessary approval is granted by the Board of Directors). The amounts withdrawn under this Section 5 shall be (i) taken first from the Interest Account, and then from the Investment Account, and


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(ii) valued as of the last business day of the month prior to the date of distribution.

6.                DESIGNATION OF BENEFICIARIES AND ELECTION

                  Each Participant shall file with the Committee a written designation of one or more persons who shall be entitled to receive the amount, if any, payable from his or her Participant's Account upon the Participant's death (the "BENEFICIARY"); provided, however, that if the Participant has a spouse, the spouse shall be the Participant's Beneficiary unless the spouse consents in a notarized writing, on a form provided by or acceptable to the Committee or its designee, to the designation of the non-spouse Beneficiary. A Participant may from time to time revoke or change the Participant's Beneficiary designation by filing a new designation with the Committee, subject to the spousal consent requirements set forth in the preceding sentence. The last such Beneficiary designation received by the Committee shall be controlling; provided, however, that no designation or change or revocation thereof shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with law, (i) the Participant's spouse, or, (ii) if none, the Participant's estate, shall be the Beneficiary entitled to receive the amount, if any, payable under the Plan upon the death of the Participant. If the Committee is in doubt as to the right of any person to receive such amount, the Company may retain such amount, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor. The Participant may make


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an election for distributions to the Beneficiary as shall be approved by the
Committee.

7.                MISCELLANEOUS

                  (a) The right of any Participant or other person to any amount under the Plan may not be assigned, transferred, pledged, or encumbered, either voluntarily or by operation of law, except as provided in Section 5 with respect to designation of Beneficiaries or as may otherwise be required by law. If by reason of any attempted assignment, transfer, pledge, or encumbrance, or any bankruptcy or other event happening at any time, any amount payable from a Participant's Account to a Participant or the Participant's Beneficiary would be made subject to the debts or liabilities of the Participant or the Participant's Beneficiary, or would otherwise devolve upon anyone else and not be enjoyed by the Participant or the Participant's Beneficiary, the Committee may, in the Committee's sole discretion, terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, the Participant's Beneficiary or any other person deemed to be the natural subject of the Participant's bounty (taking into account the expressed wishes of the Participant, or, in the event of the Participant's death, those of the Participant's Beneficiary), in such manner as the Committee may deem proper.

                  (b) All payments provided for from a Participant's Account shall be paid in cash from the general funds of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or the Participant's dependents, Beneficiaries, or estate from the trust (the "TRUST") established by the Company to assist it in making such payments. The Company shall transfer to the Trust with respect to each Participant an amount equal to the base salary deferred by that Participant under the Plan with respect to services performed on or after January 1, 1998, and an amount


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equal to the ATIP awards deferred by that Participant under the Plan with respect to awards payable after January 1, 1998, and may also transfer such other amounts at such times as it shall determine in its sole discretion.

                  Participants shall have no right, title, or interest whatever in or to any assets of the Trust related to the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

                  (c) Copies of the Plan and any and all amendments thereto shall be made available to all Participants and Beneficiaries at all reasonable times at the office of the Vice president of Human Resources.

                  (d) The Plan shall be administered by the Committee, which shall have full power, discretion, and authority to interpret, construe, and administer the Plan and any part thereof. The Committee's interpretations and constructions of the Plan, and the actions taken thereunder by the Committee, shall, except as otherwise determined by the Board of Directors of the Company, be binding and conclusive on all persons for all purposes.

                  (e) The Board of Directors may at any time amend or terminate the Plan. No amendment or termination of the Plan shall impair the rights of any person with respect to amounts then in the Participant's Account.

                  (f) The Company, its Officers, and its Board of Directors shall have the right to rely upon a written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Company, if any question should arise as to any distribution from a Participant's Account or any obligation under the Plan.


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                  (g) Each Participant in the Plan shall receive a quarterly statement indicating the amount credited to his or her Participant's Account as of the end of the preceding calendar quarter.

                  (h) All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Participant, Beneficiary, or other person to the Committee or the Board of Directors of the Company, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

                  (i) The terms of the Plan shall be binding upon the Company and its successors and assigns.

                  (j) The Plan shall be governed by and construed in accordance with the laws of the State of New York, as from time to time in effect, and any applicable federal laws.

                  (k) To the extent permitted by law and provided for in such other plan, any election to defer base salary and ATIP awards under the Plan shall be disregarded for the purpose of computing benefits under any employee benefit plan of the Company or a Designated Affiliate.

                  (l) The Plan was originally effective as of December 1, 1986. This amendment and restatement is effective as of January 1, 1998, except as otherwise provided herein.

8.                CHANGE IN CONTROL; POTENTIAL CHANGE IN CONTROL

                  (a) Notwithstanding anything else herein to the contrary, in the event of the occurrence of a Change in Control or Potential Change in Control, if any, each Participant shall have the right to receive, and shall be paid, as soon as practicable after the end of the month in which such event


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occurs, a lump sum cash amount equal to the value of the Participant's Account as of the last business day of the month in which such Change of Control or Potential Change in Control occurs; and any prior election of such Participant to defer the payment of base salary and/or ATIP awards shall become null and void.

                  (b) A "CHANGE IN CONTROL" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then-outstanding Company Common Stock, $5 par value per share (or any successor common stock) ("SHARES") or the combined voting power of the Company's then-outstanding securities;

                           (ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on April 1, 1997, constituted the Board of Directors of the Company and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange
         Act)) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on April 1, 1997 or whose appointment, election or nomination for election was previously so approved;


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                           (iii) the shareholders of the Company approve a
         merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then-outstanding Shares or the combined voting power of the Company's then-outstanding securities; or

                           (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting


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         securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  (c) A "POTENTIAL CHANGE IN CONTROL" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                           (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which if consummated, would constitute a Change in Control;

                           (iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of either the then-outstanding securities; or the combined voting power of the Company's then-outstanding securities; or

                           (iv) the Board of Directors adopts a resolution to the effect that, for purposes of any severance agreement to which the Company is a party, a Potential Change in Control has occurred.

                  (d) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.


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                  (e) "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended.

                  (f) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.


                                      -18-